Other Gains / (Losses), Net (Details) - CNY (¥)		12 Months Ended
		Dec. 31, 2019	Dec. 31, 2018	Dec. 31, 2017
Other gains/(losses), net [Abstract]
Net (losses)/gains on sale of loans	[1]	¥ 75,959,140	¥ (16,697,259)
Net gains on confiscated credit risk mitigation positions	[2]	7,920,861
Mortgage agency service revenue	[3]	679,933	4,466,608	8,395,774
Foreign exchange (losses)/gains		647,316	1,836,029	(2,274,438)
Net loss on disposal of property and equipment		(3,049,896)	(946,244)	(261,875)
Labour outsourcing services income				7,857,461
Net gain on disposal of subsidiaries				6,060,758
Asset management revenue				1,316,186
Register services income				183,010
Others		177,134	(3,242,074)	2,702,734
Total		¥ 82,334,488	¥ (14,582,940)	¥ 23,979,610

[1]	As mentioned in Note 6(c), the Group transferred the delinquent loans to third parties. Net (losses)/gains on sale of loans which summarizes the received from sales of loans are nil, net losses of RMB16,697,259 and net gains of RMB75,959,140 for the years ended December 31, 2017, 2018 and 2019, respectively.
[2]	Sales partners provide credit risk mitigation positions (CRMPs) as security deposits. Pursuant to the collaboration agreements if the debtor's loan principal repayments or accrued interests are past due or the loan is in default, sales partners are obliged to fulfill their guarantee responsibility by selecting among different approaches. The CRMPs deposited by sales partners are confiscated by the Group. Net gains on confiscated CRMPs are newly increase in 2019, amounting to RMB 7,920,861.
[3]	The Group earns fees from providing mortgage agency services to borrowers applying for a bank loan. This kind of revenue is recognized at the time when loan is granted as that is the point of time the Group fulfils the customer's request, and is then recognized on an accrual basis in accordance with the terms of the relevant agreements. Mortgage agency service revenue consists of revenue earned from housing mortgage agency service and cars mortgage agency service.